DCP Midstream Partners, LP

UBS MLP Conference

September 19-20, 2007

Forward Looking Statements

Under the Private Securities Litigation Reform Act of 1995

This document may contain or incorporate by reference forward-looking statements as defined under the federal securities laws regarding DCP Midstream Partners, LP, including projections, estimates, forecasts, plans and objectives.  Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct.  In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected or expected.  Among the key risk factors that may have a direct bearing on the
Partnership’s results of operations and financial condition are:

       the level and success of natural gas drilling around our assets and our ability to connect supplies to our gathering and processing systems in light of competition;

       our ability to grow through acquisitions, asset contributions from our parents, or organic growth projects, and the successful integration and future performance of such assets;

       our ability to access the debt and equity markets;

       fluctuations in oil, natural gas, propane and other NGL prices;

       our ability to purchase propane from our principal suppliers for our wholesale propane logistics business;  and the credit worthiness of counterparties to our transactions.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission.  The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Information contained in this document is unaudited, and is subject to change.

Our Partnership and Our Sponsors

64.6%
Common
LP Interest
(15.7MM units)

33.9% Subordinated and Common LP Interests

(8.2MM units)

1.5% GP Interest

NYSE: DPM

50%

50%

Spectra Energy

ConocoPhillips

Public

Unitholders

Natural Gas Services

NGL Logistics

Wholesale Propane Logistics

Office
DCP Midstream Partners Gas Plant
DCP Midstream Gas Plant
JV - Operated by Other Facility
DCP Midstream Partners Propane Terminal
DCP Midstream Partners Pipeline
DCP Midstream Pipeline

Our General Partner: DCP Midstream, LLC

One of the nation’s largest natural
gas gatherers and producers &
marketers of NGLs

54 owned or operated plants,  10
fractionators and 58,000 miles of
pipe

2006 net income in excess of $1.1
billion

Industry leading midstream business

Key Investment Highlights

Well positioned to execute growth strategy

Ability to capitalize on strong sponsorship

Assets with strong market positions

Stable cash flows from fee and substantially hedged
commodity positions

Experienced management team with a demonstrated
track record of growing midstream and MLP businesses

Organic growth potential

Low cost of capital to facilitate growth strategy

$ per unit
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
51.4% Growth
1Q '06
2Q '06
3Q '06
4Q '06
1Q '07
2Q '07

250%
225%
200%
175%
150%
125%
100%
75%
12/2/05
3/4/06
6/4/06
9/4/06
12/5/06
3/7/07
6/7/07
9/7/07
Alerian MLP Index
DPM
S&P 500

Quarterly Distributions

Comparative Returns

Growth Drives Impressive Total Return

$0.405

$0.430

$0.465

$0.530

$0.380

$0.350

109%

23%

15%

Indexed price (%)

Overview of Business Strategies
and Recent Transactions

Pursue strategic and accretive acquisitions

Consolidate with and expand existing infrastructure

Pursue new lines of business and geographic areas

Potential to acquire assets from Sponsors

Acquire:

Capitalize on organic expansion opportunities

Expand existing infrastructure

Develop projects in new areas

Build:

Maximize profitability of existing assets

Increase capacity utilization

Expand market access

Enhance operating efficiencies

Leverage ability to provide integrated services

Optimize:

Our primary business objective: increase our cash distribution per unit

Business Strategies

Transactions/projects completed since IPO

Successful Execution of Business Strategies

Transaction
Value ($MM)

3rd Party Acquisitions

$722

Total

12

Wilbreeze

Build New Assets

165

Momentum

Transactions in Conjunction with Sponsor

     New assets in new geographic areas

270

Discovery & East Texas

New assets in new geographic areas

   83

Wholesale Propane

New lines of business

Dropdown Transactions

   11

Laser

Expand existing footprint

$181

Anadarko

New geographic areas

2006 EBITDA was 42% above IPO prospectus

2006 distribution coverage was 1.6x; YTD 2007
coverage is 1.2x

Distributions now 51.4% over MQD

2006 / YTD 2007

Financial Highlights

Minden Processing Plant and Gathering System
Ada Processing Plant and Gathering System
Black Lake Pipeline
Pelico System
Seabreeze Pipeline

System Map – At Time of IPO

Gulf Coast focus

Two business segments

Five assets:

Minden Processing
Plant and Gathering
System

Pelico System

Ada Processing Plant
and Gathering System

Black Lake Pipeline

Seabreeze Pipeline

Wholesale Propane Distribution
Momentum Gathering and Processing
Anadarko Gathering
Laser Extension
East Texas Complex (25%)
Discovery
Wilbreeze Pipeline

System Map – Current

Acquisitions and construction diversify cash flow and grow asset footprint

Three business segments

13 assets:

Minden Processing Plant and
Gathering System

Pelico System

Ada Processing Plant and
Gathering System

Black Lake Pipeline

Seabreeze Pipeline

Wholesale Propane
Distribution

Discovery (40%)

East Texas Complex (25%)

Momentum PRB

Momentum Piceance

Anadarko MidCon assets

Wilbreeze Pipeline

Laser Extension

Business Segment Overview

dcp Midstream Partners

WY
Douglas System
Collbran System
CO
Lindsay System
OK
AR
Minden Gathering System
Minden Processing Plant
Minden Extension
East Texas System
East Texas Processing Plant
Pelico System
TX
LA
Ada Gathering System
Ada Processing Plant
Discovery System

Natural Gas Services Segment

Recent acquisitions add
scale and diversity

Assets well positioned to
capture processing,
marketing and
transportation upside

Commodity exposure
substantially hedged
through 2012

Integrated business with strong market position

Shreveport
Black Lake Pipeline
LA
Texas
Wilbreeze
Pipeline
Houston
Mont Belvieu Hub
Seabreeze
Pipeline
Legend
DCP Midstream Partners Gas Plant
DCP Midstream, LLC Gas Plant
3rd Party Facility
3rd Party NGL Pipeline

NGL Logistics Segment

Access to key markets / fee-based cash flows

Wilbreeze pipeline
delivers DCP Midstream
volumes

Seabreeze volumes
increasing

Fee-based revenue

DCP Midstream Partners Terminal
Open Access Pipeline Terminal
Buckeye Pipeline
TEPPCO Pipeline
Bangor Terminal
Albany Terminal
Auburn Terminal
Berlin Terminal
Midland Terminal
Watkins Glen
Selkirk
Westfield Terminal
Providence
Marine Terminal
TEPPCO Partners
Buckeye Pipeline
Greensburg
Eagle
York Terminal
OH
PA
NJ
MD
WV
VA
VT
NH
MA

Wholesale Propane Logistics Segment

Largest wholesale
propane supplier in
the Northeast

Generates fee-like
earnings

Diversity of supply
sources

Integrated and
strategically located
business

Six owned rail terminals and one owned pipeline terminal

  Leased marine terminal

  475,000 barrels storage

  Marketing at several open access pipeline terminals

Integrated business with strong market position

Acquired Businesses and Constructed Assets

•

•

•

•

Minden Gas Gathering System
Arkansas
Minden Processing Plant
Laser Acquisition
Perryville Market Hub
Ada Gas Gathering System
Ada Processing Plant
Pelico System
Louisiana

Laser Transaction – Extends N. LA Footprint

Natural extension of existing
Minden gathering system

Key producers include
Chesapeake, Devon,
ConocoPhillips, Anadarko,
Headington

$10.2 million purchase price

Closed April 2, 2007

Adds 7 MMcf/d to Minden gathered volumes

Grady
McClain
DCP Midstream
Chitwood Plant
Garvin
Anadarko Acquisition
DCP Midstream Pipelines

Lindsay Transaction– Synergies with Sponsor

Acquired natural gas gathering
assets from Anadarko for $181
million

Expands footprint into Mid-
Continent

Provides operational synergies with
assets currently owned and
operated by DCP Midstream, LLC

Have historically gathered
approximately 25 mmcf/d of
production in Grady, Garvin and
McClain counties

Gathering system consists of over
225 miles of pipeline and 9,500 hp
of compression

Closed May 9, 2007

Compliments Sponsor’s position in Mid-Continent

Momentum Transaction – Brings New Basins

$635 million acquisition of Momentum Energy Group by DCP
Midstream

Allows DCP Midstream and DPM to collectively establish a strong presence in three prominent producing basins

Fort Worth, Piceance and Powder River Basins

DPM acquired Piceance and PRB portions of asset base from DCP
Midstream

Assets with existing cash flow

$165 million transaction

Transaction financed via issuance of $100 million of equity to sellers, debt and cash on hand

Number of sellers chose to roll a portion of their equity in
Momentum into DPM units

Closed August 29, 2007

Third-party acquisition made in conjunction with general partner

Sheridan
Butte
Crook
Lawrence
Johnson
Weston
Pennington
Custer
Douglas System
Fall River
Converse
Niobrara
Sioux
Platte
Goshen
Albany
Albany

Douglas Gathering System

1,324 miles of pipeline with
footprint covering more than
4,000 square miles

High pressure pipeline
through the heart of the
Powder River Basin

Multiple operating modes

Low pressure casing head

Medium pressure CBM

High pressure
transportation

Extensive PRB system

Garfield
Collbran Gathering System
Pitkin
Anderson Gulch
Mesa
Gunnison
CO
Delta

Collbran Gathering & Processing System

High organic growth potential

Evaluating significant
future expansion plans
with JV partners

60 MMcf/d Anderson Gulch
processing facility

Processing capacity will
expand to 120 MMcf/d in
1Q 2008

Key producers are Plains
Exploration and Delta
Petroleum

24,200 acres – 10-year
dedication with 67 Bcf
volumetric guarantee

100% fee-based contracts

Purchased 70% of system
(Plains Exploration owns
25%, Delta owns 5%)

31 mile gathering system in Southern Piceance Basin in W. Colorado

$270 MM “Dropdown” Transactions

40% non-operated interest in partnership owning 270
mile deepwater GOM gathering & transmission system

600 MMcf/d processing plant and 32 MBbls/d
fractionator located in Louisiana

25% interest in a 900 mile gathering system, 780
MMcf/d processing plant and Carthage Hub located
mainly in Panola County, Texas

Discovery

East Texas

Purchase of $270 million of assets from DCP Midstream

Closed effective July 1, 2007

East Texas Complex Overview

Located in Panola, Harrison, Shelby and Rusk Counties, TX with some smaller lines in DeSoto and Caddo Parishes, LA.  Assets include 5 parts:

East Texas Gathering System – Over 500 miles of gathering system and over 25,000 HP

Carthage/East Texas Plant - individual gas processing plants with a total capacity of 780 MMcf/d

EasTrans - pipeline and residue gas header system (“Carthage Hub”) at the tailgate of the plant which provides access to 10 different residue pipeline outlets

Fuels Cotton Valley Gathering System - utility gathering system for 15
MMcf/d primarily from Anadarko, and re-delivers to Houston Pipeline without being processed at the Carthage plant

System includes 1,545 meter locations which includes wellhead and central delivery point (“CDP”) locations

Integrated gas gathering and processing complex

Upshur
Gregg
Smith
Rusk
Harrison
Caddo
De Soto
Panola
Shelby
George Gray Processing Plant
Carthage Gas Gathering
EasTrans Ltd
Fuels Cotton Valley
East Texas Processing Plant
Fuels Cotton Valley

East Texas Asset Map

Discovery Overview

60%

100%

40%

DCP Midstream
Partners

Discovery
Producer
Services LLC

Discovery Gas
Transmission LLC

Williams
Partners L.P.

Discovery Ownership

Located in the eastern Gulf of Mexico
and in Lafourche Parish, Louisiana

Principal assets include:

Gathering laterals – Approx. 100
miles

Discovery Gas Transmission (DGT)
– 105 mile mainline plus ~60 miles
of laterals under FERC jurisdiction

Larose Gas Processing Plant – 600
MMcf/d plant with high recoveries
and flexibility

Paradis Fractionator – working
capacity of 32,000 bpd

Tahiti Expansion – delayed pending
Chevron metallurgical work

Full range of “wellhead-to-market” services for offshore gas producers

Acadia
Lafayette
Iberville
Iberia
St. James
Orleans
MO
Vermilion
Assumption
St. Charles
St. Martin
St. Bernard
CA
VK
Jefferson
St. Mary
Lafourche
BS
Plaquemines
MP
Terrebonne
EC
VR
EI
WD
PL
GI
SP
SS
ST
Discovery System
MC
SM
EW
GC
AT

Discovery Asset Map

Financial Overview

Financing Objectives

Leverage ratio results that stay within the desired 3 –
4x band

Dry powder that facilitates future transaction
capability

Preservation of ratios and actions that lead to an
investment grade rating

Timely, cost effective issuance of equity and debt

Ability to capitalize on strong sponsorship

Assets with strong market positions

Stable cash flows from fee and substantially
hedged commodity positions

Experienced management team with a
demonstrated track record of growing midstream
and MLP businesses

Organic growth potential

Low cost of capital to facilitate growth strategy

Key Investment Highlights

Well positioned to execute growth strategies